UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: May 12, 2023
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed April 5, 2023 (the “April Form 8-K”), by the Company, the Company received a notice from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) that the Company is noncompliant with the periodic filing requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of its failure to file its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”) with the Securities and Exchange Commission (the “SEC”) by the required due date (the “April Nasdaq Notice”).

On May 12, 2023, the Company received an additional notice from Nasdaq that the Company remains noncompliant with the Rule as a result of its failure to file its Quarterly Report on Form 10-Q for the period ended March 31, 2023 (the “First Quarter Form 10-Q”) with the SEC by the required due date (the “May Nasdaq Notice” and, together with the April Nasdaq Notice, the “Nasdaq Notices”). As disclosed by the Company on its Notification of Late Filing on Form 12b-25, filed with the SEC on May 11, 2023, the Company was unable to timely file the First Quarter Form 10-Q without unreasonable effort or expense.

As previously reported by the Company in its Notification of Late Filing on Form 12b-25, filed with the SEC on March 16, 2023, as amended on March 31, 2023, the Company was unable to timely file the 2022 Form 10-K without unreasonable effort or expense. The Company intends to submit the 2022 Form 10-K as soon as practicable. Upon the submission of the 2022 Form 10-K, the Company intends to promptly prepare and file the First Quarter Form 10-Q as soon as practicable.

As previously disclosed in the April Form 8-K, the Company is required to submit a plan, within 60 calendar days of receiving the April Nasdaq Notice, or by June 2, 2023, which outlines the steps the Company expects to take to become compliant with the Rule. If Nasdaq accepts the Company’s plan, Nasdaq may grant an exception of up to 180 calendar days from the due date of the 2022 Form 10-K, as extended by Rule 12b-25, or by September 27, 2023, to regain compliance. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will be able to regain compliance within any extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel. The Company currently expects to file one plan to address the Nasdaq Notices.

The Nasdaq Notices have no immediate effect on the listing or trading of the Company’s shares of common stock, though Nasdaq will continue to broadcast an indicator over its market data dissemination network noting the Company's noncompliance. If the Company remains noncompliant with the Rule at the end of the 180-day extension period, the Company’s shares of common stock will be subject to delisting from Nasdaq.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of President and CEO and Director Thomas J. Murphy. Thomas J. Murphy, the President and Chief Executive Officer and a member of the Board of Directors of Arrow Financial Corporation (the “Company”) and President and Chief Executive Officer of Glens Falls National Bank and Trust Company (“GFNB”), terminated his employment as President and CEO and as a director of the Company and from all other positions he holds with the Company and its affiliates, effective May 12, 2023.

Appointment of CEO. Effective on May 13, 2023, the Company appointed Chief Banking Officer and Senior Executive Vice President David S. DeMarco, 61, to serve as President and Chief Executive Officer of the Company and President and Chief Executive Officer of GFNB. Mr. DeMarco currently serves, and will continue to serve, as President and Chief Executive Officer of Arrow subsidiary Saratoga National Bank and Trust Company (“SNB”). Mr. DeMarco has been with the Company since 1987 and has served as President and CEO of SNB since 2012. His other various executive officer capacities are described more fully in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed by the Company on March 11, 2022. Mr. DeMarco has no related party transactions with the Company reportable under Item 404(a) of Regulation S-K and has no family relationships with any director or executive officer of the Company. Mr. DeMarco’s compensation will remain as set forth in his Employment Agreement, described in the Current Report on Form 8-K filed by the Company on February 1, 2023.

Item 7.01. Regulation FD Disclosure.

On May 15, 2023, the Company issued press releases related to the information described in Items 3.01 and 5.02 above. Copies of these Press Releases are furnished as Exhibits 99.1 and 99.2 hereto.

The information set forth in Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.     Description
99.1     Arrow Financial Corporation Press Release dated May 15, 2023 – May NASDAQ Notice
99.2        Arrow Financial Corporation Press Release dated May 15, 2023 – President and CEO
104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements
The information contained herein may contain statements that are not historical in nature but rather are based on management’s beliefs, assumptions, expectations, estimates and projections about the future. These statements may be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, involving a degree of uncertainty and attendant risk. In the case of all forward-looking statements, actual outcomes and results may differ materially from what the statements predict or forecast, explicitly or by implication. Factors that could cause or contribute to such differences include, but are not limited to, those included in our prior SEC filings and the following: (i) the timing and results of the completion of the required procedures and documentation related to internal controls and the completion of audit procedures by our independent registered public accounting firm; (ii) the possibility that the Company and the Company’s independent registered public accounting firm may identify errors or control deficiencies with respect to the Company’s internal controls over financial reporting; (iii) the Company's ability to remediate any deficiencies or material weaknesses that may be identified; (iv) the Company’s ability to file its 2022 Form 10-K, First Quarter Form 10-Q or to file any future SEC reports on a timely basis; and (v) those related to the continuity, timing and effectiveness of the transition in executive management as described in this Form 8-K. The Company undertakes no obligation to revise or update these forward-looking statements to reflect the occurrence of unanticipated events. This filing should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Date:	May 15, 2023	/s/ Penko Ivanov
Penko Ivanov Chief Financial Officer